UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 12, 2010

COMPELLENT TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-33685	37-1434895
(Commission File Number)	(IRS Employer Identification No.)
7625 Smetana Lane
Eden Prairie, MN 55344
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (952) 294-3300

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
     On December 13, 2010, Compellent Technologies, Inc., a Delaware corporation (the “Compellent”) and Dell Inc. (“Dell”) announced that Dell International L.L.C., a Delaware limited liability company and a wholly-owned subsidiary of Dell, and Dell Trinity Holdings Corp., a Delaware corporation and wholly owned subsidiary of Dell International L.L.C., entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 12, 2010 (the “Merger”). A copy of the joint press release announcing the execution of the Merger Agreement is attached as Exhibit 99.1 and incorporated herein by reference.
Cautionary Statement Regarding Forward-Looking Statements
     Statements in this Current Report on Form 8-K that relate to future results and events are forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934 based on Compellent’s current expectations regarding the Merger transaction. Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors. There can be no assurances that the Merger will be consummated. Such forward-looking statements are not guarantees of future events. Actual results may differ materially from those contemplated by the forward-looking statements due to, among others, the following factors: the stockholders of Compellent may not adopt the Merger Agreement; the parties may be unable to obtain governmental and regulatory approvals required for the Merger, or required governmental and regulatory approvals may delay the Merger or result in the imposition of conditions that could cause the parties to abandon the Merger; the parties may be unable to complete the Merger because, among other reasons, conditions to the closing of the Merger may not be satisfied or waived; the possibility that the expected synergies from the proposed Merger will not be realized, or will not be realized within the anticipated time period, or the risk that the businesses will not be integrated successfully; the possibility of disruption from the Merger making it more difficult to maintain business and operational relationships; developments beyond the parties’ control, including but not limited to, changes in domestic or global economic conditions, competitive conditions and consumer preferences; and other risks that are described in Compellent’s Annual Report on Form 10-K for the year ended December 31, 2009 and in its subsequently filed reports with the Securities and Exchange Commission (the “SEC”). Compellent undertakes no obligation to update these forward-looking statements except to the extent otherwise required by law.
Important Additional Information
     In connection with the proposed Merger, Compellent intends to file a proxy statement with the SEC. Additionally, Compellent and Dell will file other relevant materials in connection with the proposed acquisition of Compellent by Dell pursuant to the terms of the Merger Agreement. INVESTORS AND STOCKHOLDERS OF COMPELLENT ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES THERETO.
     Investors and stockholders may obtain free copies of the proxy statement and other documents filed by the parties (when available), at the SEC’s Web site at www.sec.gov or at Compellent’s Web site at www.compellent.com/investors. The proxy statement and such other documents may also be obtained, when available, for free from Compellent by directing such request to Investor Relations, 7625 Smetana Lane, Eden Prairie, MN 55344-3712, telephone: (952) 294-3300.
     Compellent, Dell and their respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from Compellent’s stockholders in connection with the proposed transaction. Further, such parties may have direct or indirect interests in the Merger due to, among other things, securities holdings, pre-existing or future indemnification arrangements, vesting of equity awards, or rights to severance payments in connection with the

Merger. Information concerning the interests of these persons will be set forth in the proxy statement relating to the transaction when it becomes available.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit
No.	Description
99.1	Joint Press Release of Compellent Technologies, Inc. and Dell Inc., dated December 13, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPELLENT TECHNOLOGIES, INC.
Date: December 13, 2010	By:	/S/ John R. Judd
John R. Judd
Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Joint Press Release of Compellent Technologies, Inc. and Dell Inc., dated December 13, 2010.